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                                                                 Exhibit 10.15

                               SERVICES AGREEMENT

      THIS SERVICES AGREEMENT (this "Agreement") is made as of this 23d day of March, 2001, by and between TELECOM WIRELESS SOLUTIONS, INC., a Delaware corporation ("TWS"), TWS International, Inc. a Delaware corporation ("TWSI"), OPM Auction Co., a Delaware corporation ("OPM), Blue Sky Communications, Inc., a Georgia corporation ("BSC"), Blue Sky Communications USA, Inc., a Georgia corporation ("BSCUSA), Blue Sky Communications Wisconsin, Inc., a Georgia corporation ("BSCWI"), Blue Sky Communications West Virginia, Inc., a Georgia corporation ("BSCWVA"), Blue Sky Communications Illinois, Inc., a Georgia corporation ("BSCIL"), Blue Sky Communications US Virgin Islands, Inc., a Georgia corporation ("BSCUSVI"), Blue Sky Com International, Ltd., an international business corporation organized under the laws of the British Virgin Islands ("BSCBVI"), and TWS Telecom, LLC, a Georgia limited liability company ("TWSLLC")

                                   BACKGROUND

      TWS is a holding company which, through its various subsidiaries, engages in the telecommunications business. TWSI, OPM, and TWSLLC are wholly owned subsidiaries of TWS. BSC is a minority owned subsidiary of TWS, and BSCUSA, BSCWI, BSCWVA, BSCIL, BSCUSVI, and BSCBVI are each wholly owned subsidiaries of BSC. TWS routinely performs certain services for its subsidiaries, and since September 1, 2000 has been billing those subsidiaries for such services. Accordingly, TWS and all those current subsidiaries now desire to set forth the terms and conditions under which TWS has been performing, and shall perform, such services. TWSI, OPM, TWSLLC, BSC, BSCUSA, BSCWI, BSCWVA, BSCIL, BSCUSVI, and BSCBVI are collectively referred to as "the Subsidiaries."

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. SERVICES. During the term hereof, TWS will provide to and perform, for the benefit of the Subsidiaries, certain management, management information, finance and accounting, human resources, legal, administrative and other services, as more fully described in EXHIBIT A attached hereto (the "Services"). All such services shall be performed in a manner which is commercially reasonably consistent with the manner in which such services were historically performed by TWS for the Subsidiaries in the ordinary and usual course of business prior to the date hereof.

2. PERSONNEL. TWS shall maintain adequate personnel to meet its obligations under this Agreement. All TWS personnel involved in the provision of Services shall be paid by TWS, and, except as otherwise expressly provided herein, the Subsidiaries shall have no obligations with respect thereto with respect to wages, salary, benefits or other compensation or any withholding obligations under applicable laws.

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3. COMPENSATION BILLING AND PAYMENT.

      (a)   The fees for Services shall be as follows:

                  Services rendered to TWSI= $16,000 per month

                  Services rendered to BSC (including all subsidiaries of BSC)= $55,000 per month

      (b) TWS shall bill each Subsidiary for the Services on a monthly basis, in arrears.

      (c)   Payment for Services is due 30 days after receipt of invoice.

      (d) It is understood that the fee rates in subparagraph (a) were based on actual hours charged by TWS during the month of August, 2000 to the Subsidiaries. Number of hours dedicated to each Subsidiary was multiplied by average payroll rate, per attached.

4. EXPENSES. It is expressly understood that all out of pocket expenses historically incurred by TWS to provide the Services, such as fees to third parties, shall, at TWS' discretion, (i) be billed by such parties to the Subsidiaries, or (ii) if billed by such parties to TWS, shall then be billed by TWS to the Subsidiaries. It is expressly understood that the cost to TWS of any wages, salary, benefits or other compensation or any withholding obligations under applicable laws regarding any employee carried by it on its payroll as an accommodation to any Subsidiary for immigration purposes shall be deemed, for the purposes of this Agreement, as an out of pocket expense reimbursable to TWS to the same extent as out of pocket expenses historically incurred by TWS to provide the Services. Out of Pocket expenses shall be billed to the Subsidiaries at the same time, on the same bill, as compensation, and shall be separately stated on such bill.

4. TERM AND TERMINATION

      The term of this Agreement shall be one year from the date hereof. Such term shall automatically renew unless a party, not later than 60 days prior to the expiration of the term of this Agreement, gives the other parties written notice of its intention not to renew.

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5. GENERAL.

      (a) None of the provisions of this Agreement are intended to create nor shall be deemed or construed to create any agency, partnership, joint venture or other relationship between the parties other than that of independent entities contracting with each other solely for the purpose of effecting the provisions of this Agreement. Neither of the parties nor any of their respective employees or contractors shall be construed to be the agent, employee or representative of the other.

      (b) If the performance of any part of this Agreement by TWS or any of the Subsidiaries is prevented, hindered or delayed by reason of any cause or causes beyond the reasonable control of TWS or any such Subsidiary, as the case may be, and which cannot be overcome by due diligence, including, but not limited to, acts of God, the party affected shall be excused from such performance to the extent that it is necessarily prevented, hindered or delayed during the continuance of any such happening or event.

      (c) This Agreement (including the Exhibit hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written instrument specifically referring to this Agreement and signed by both parties.

      (d) All waivers and consents given hereunder shall be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision hereof by any other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar, on the part of the same or any other party.

      (e) All notices and other communications hereunder shall be in writing and shall be deemed to have been given only if and when (i) personally delivered, or
(ii) three (3) business days after mailing, postage paid, by certified mail, return receipt requested, or (iii) when delivered (and receipted for) by an overnight delivery service, or (iv) when first sent by telex, telecopier or other means of instantaneous communication provided such communication is promptly confirmed by personal delivery, mail or an overnight delivery service as provided above, addressed in each case as follows:

         To TWS:

         Telecom Wireless Solutions, Inc.
         100 Northpoint Center East, Ste. 320
         Alpharetta, GA 30022
         FAX: 678 366 9659

         To TWSI:

         TWS International, Inc.
         6120 Winidward Pkwy., Ste. 200
         Alpharetta, GA 30005

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         FAX: 770 752 7136

         To OPM or TWSLLC:

         Name of entity
         c/o  Telecom Wireless Solutions, Inc.
         100 Northpoint Center East, Ste. 320
         Alpharetta, GA 30022
         FAX: 678 366 9659

         To BSC:

         Blue Sky Communications, Inc.
         100 Northpoint Center East, Ste. 300
         Alpharetta, GA 30022
         FAX: 678 366 9662

         To BSCUSA, BSCWI, BSCWVA, BSCILL
         BSCUSVI or any other BSC subsidiary:

         Name of entity
         c/o Blue Sky Communications, Inc.
         100 Northpoint Center East, Ste. 300
         Alpharetta, GA 30022
         FAX: 678 366 9662

      (f) The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      (g) The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the internal laws of the State of Georgia without giving effect to the principles of conflicts of laws.

      (h) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. TWS may not assign its rights or delegate its obligations hereunder without the prior written consent of BulletIN.

      (i) This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

      (k) In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

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      (l) TWS MAKES NO, AND EXPRESSLY DISCLAIMS ALL, WARRANTIES EXPRESSED OR
IMPLIED, REGARDING THE SERVICES TO BE PROVIDED BY IT HEREUNDER, ALL OF WHICH SERVICES ARE BEING PROVIDED ON AN "AS IS" BASIS. NEITHER PARTY HERETO SHALL BE LIABLE TO THE OTHER FOR INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS, OR LOST BUSINESS OPPORTUNITIES, OR EXEMPLARY OR PUNITIVE DAMAGES.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

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      IN WITNESS WHEREOF, the parties have executed this Agreement, under seal, as of the date first above written.

TELECOM WIRELESS SOLUTIONS, INC.            OPM Auction Co.

By:                                         By:
   ----------------------------                ------------------------------

Title:                                      Title:
      ----------------------                      ------------------------
[SEAL]                                      [SEAL]


TWS International, Inc.                     TWS Telecom, LLC.

By:                                         By:
   ----------------------------                ------------------------------

Title:                                      Title:
      ----------------------                      ------------------------
[SEAL]                                      [SEAL]


Blue Sky Communications, Inc.               Blue Sky Communications USA, Inc.

By:                                         By:
   ----------------------------                ------------------------------

Title:                                      Title:
      ----------------------                      ------------------------
[SEAL]                                      [SEAL]


Blue Sky Communications US Virgin Islands,  Blue Sky Communications Wisconsin,
Inc.                                        Inc.

By:                                         By:
   ----------------------------                ------------------------------

Title:                                      Title:
      ----------------------                      ------------------------
[SEAL]                                      [SEAL]


Blue Sky Communications West Virginia,      Blue Sky Communications Illinois,
Inc.                                        Inc.

By:                                         By:
   ----------------------------                ------------------------------

Title:                                      Title:
      ----------------------                      ------------------------
[SEAL]                                      [SEAL]


Blue Sky Com International, Ltd.

By:
   ----------------------------

Title:
      ----------------------
[SEAL]

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                                   EXHIBIT A
                                       TO
                        INTERCOMPANY SERVICES AGREEMENT

      TWS agrees to provide the following services to the Subsidiaries:

1. HUMAN RESOURCES. Assist and support in the administration of employee benefit plans in areas including employee medical, dental, life, accident, death and disability insurance plans, workers compensation coverage, 401(k) and, if applicable, pension plans. Assist in seeking employee medical, dental, life, accident, death and disability insurance plans, workers compensation coverage. Assist in recruitment, maintenance and termination of employees. Maintain and process payroll and all payroll matters.

2. ACCOUNTING/BOOK KEEPING.

      (a) Assist and support in processing accounts payable and receivable. Assist and support in the maintenance of the fixed asset accounting system, time reporting and entry, invoice billing, general ledger maintenance and month-end-close (including account and bank reconciliations). TWS shall assist and support in preparing financial statements.

      (b) Assist and support in establishing and maintaining banking and other financial relationships; assist in cash management functions

      (c) Assist in other treasury functions..

3. INFORMATION SYSTEMS SUPPORT. Assist and support in maintaining the operations and functionality of computer equipment, software, networks, printers and ancillary equipment and software. Assist and support in evaluating and locating computer hardware and software for internal support. Assist and support with the maintenance of the telephone system presently shared by TWS and the Subsidiaries, including additions, modifications, or upgrades to such system. Assist and support in locating and evaluating other information systems functions as are reasonable necessary.

4. LEGAL. Provide legal support in matters such as contract negotiation and review, corporate governance, financing, employee relations, regulatory and other matters as has been historically provided by TWS.

5. MISCELLANEOUS. TWS shall provide those other services as were historically provided in the ordinary and usual course of business prior to the date, including without

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limitation payroll services, and such other services as the parties may mutually agree in writing.